UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

(Name of Registrant as Specified in Its Charter)

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
Dear Fellow Stockholder:
DAVID J. SCHULTE Chairman of the Board and Chief Executive Officer April 25, 2022
You are cordially invited to attend the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc. (the “Company”) on May 25, 2022 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Marquise room on the fourth floor. The annual meeting is the first since the transformative transactions approved last summer by our stockholders, and includes new matters for your consideration. Our Board of Directors has carefully reviewed each of these new matters and recommends approval.
At the meeting, you will be asked to vote on the following proposals: (i) to elect three directors of the Company, (ii) to conduct a non-binding advisory vote to approve the compensation of named executive officers, (iii) to consider and vote upon an advisory vote on the frequency of holding future advisory votes to approve executive compensation, (iv) to approve the adoption of our new Omnibus Equity Incentive Plan for equity compensation, (v) to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022, and (vi) to consider and take action upon such other business as may properly come before the meeting including the postponement or adjournment thereof.
Your proxy with respect to voting on all of the above-referenced matters also will confer discretionary authority to consider and take action upon such other business as may properly come before the meeting, including any postponement or adjournment thereof, all as more fully discussed in the enclosed proxy statement.
Accompanying this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals, as well as the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2021, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934. If you have any questions about the proxy or need any assistance in voting your shares, please call 1-877-699-CORR (2677).
Sincerely,

Your vote is important. Please authorize a proxy to vote your shares as soon as possible by following the instructions located in the Company’s proxy statement to ensure that your shares will be represented and voted at the meeting even if you cannot attend. Even if you plan to attend the meeting, you are urged to vote your shares in accordance with these instructions.

CORENERGY INFRASTRUCTURE TRUST, INC.
ANSWERS TO SOME IMPORTANT QUESTIONS
All capitalized terms used in the Q&A below are defined in the accompanying proxy statement.
Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A. This proxy statement contains five proposals from the Company: (i) to elect three directors of the Company, (ii) to conduct a non-binding advisory vote to approve the compensation of named executive officers, (iii) to consider and vote upon an advisory vote on the frequency of holding future advisory votes to approve executive compensation, (iv) to approve the adoption of our new Omnibus Equity Incentive Plan for equity compensation, and (v) to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022,
Q. WHEN AND WHERE IS THE ANNUAL MEETING?
A. The annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc. will be held on May 25, 2022 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Marquise room on the fourth floor.
Q. IS THE MEETING BEING HELD IN PERSON?
A. We currently intend to hold our annual meeting in person.
Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A. The Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 4 and 5 and for a frequency of “ONE YEAR” for Proposal 3.
Q. WHO IS ENTITLED TO VOTE?
A. Anyone who is a stockholder of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and Class B Common Stock at the close of business on April 7, 2022, the Record Date, or holds a valid proxy for the meeting from a stockholder of record as of the close of business on the Record Date, is entitled to vote at the meeting. Every stockholder is entitled to one vote for each share of Common Stock or Class B Common Stock held.
Q. HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE MY SHARES?
A. Voting is quick and easy. You may authorize a proxy to vote your shares via the Internet or telephone or by signing the enclosed proxy card or the voting instruction form received from your broker, if applicable (your ballot) and mailing it in the postage-paid envelope included in your package.
You may also vote in person if you are able to attend the meeting. If you hold your shares in “street name,” you will need to obtain a legal proxy from the broker, bank or other nominee that holds your shares of record in order to vote in person at the meeting. However, even if you plan to attend the meeting, we urge you to authorize a proxy to vote your shares utilizing one of the other options to ensure your vote is counted should your plans change.
The foregoing summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-877-699-CORR (2677).

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of CorEnergy Infrastructure Trust, Inc.:
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc., a Maryland corporation (the “Company”), will be held on May 25, 2022 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Marquise room on the fourth floor for the following purposes:
1.
To consider and vote upon the election of one director of the Company, to serve until the 2024 annual meeting of stockholders, and two directors of the Company, to serve until the 2025 annual meeting of stockholders, and until their successors are duly elected and qualified;

2.
To consider and vote upon a non-binding advisory vote to approve the compensation of named executive officers;

3.
To consider and vote upon an advisory vote on frequency of holding future advisory votes to approve executive compensation;

4.
To consider and vote upon the adoption of our new Omnibus Equity Incentive Plan for equity compensation;

5.
To consider and vote upon the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022; and

6.
To consider and take action upon such other business as may properly come before the meeting including the postponement or adjournment thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.
We currently intend to hold our annual meeting in person.
Stockholders of record as of the close of business on April 7, 2022 are entitled to notice of and to vote at the meeting (or any postponement or adjournment of the meeting). If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.
By Order of the Board of Directors of the Company,
Robert L Waldron
Chief Financial Officer & Secretary
April 25, 2022
Kansas City, Missouri
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 25, 2022
This proxy statement is being sent to you by the Board of Directors of CorEnergy Infrastructure Trust, Inc. (the “Company”). The Board of Directors is asking you to complete and return a proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 25, 2022 (the “Annual Meeting”), by the proxy holders designated by the Board of Directors and named therein.
This proxy statement, the enclosed proxy and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2021, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, are first being mailed to stockholders on or about April 25, 2022.
The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website, http://investors.corenergy.reit/investors/financial-information, or on the SEC’s website (www.sec.gov). Please note that any information found and/or provided on any web site for which an Internet address is furnished in this proxy statement, other than this proxy statement and the related materials provided at www.proxyvote.com as referenced below, is not part of the Company’s proxy soliciting materials and is not incorporated herein by reference.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 25, 2022: This proxy statement, along with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2021, is available on the internet at www.proxyvote.com. On this site, you will be able to access this proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.
VOTING AT THE ANNUAL MEETING
RECORD DATE AND OUTSTANDING STOCK
The Board of Directors has fixed the close of business on April 7, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof as set forth in this proxy statement. As of the Record Date, the Company had 14,960,628 shares of its common stock, par value $0.001 per share (the “Common Stock”) issued and outstanding and 683,761 shares of its Class B common stock, par value $0.001 per share (the “Class B Common Stock”) issued and outstanding, representing an aggregate of 15,644,389 votes that may be cast at the Annual Meeting by the holders of Common Stock and Class B Common Stock voting together as a single class.
QUORUM REQUIREMENT
The presence, in person or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Annual Meeting constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the Annual Meeting that are not voted (abstentions), and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares, as described below) will be treated as shares that are present at the meeting but have not been voted.
1   CorEnergy Infrastructure Trust | PROXY STATEMENT

PROXY STATEMENT
If a quorum is not present in person or by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chair of the meeting has the power to adjourn the Annual Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the meeting.
HOW PROXIES WILL BE VOTED
All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
HOW TO VOTE YOUR SHARES
You may authorize a proxy to vote your shares for the Annual Meeting:
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Via the Internet at http://www.proxyvote.com;

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By telephone at 1-800-690-6903; and

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By completing and signing the enclosed proxy card or the voting instruction form received from your broker, if applicable (your ballot).

You may also vote in person if you are a stockholder of record who is able to attend the Annual Meeting and satisfies the additional requirements described below under “Revoking a Proxy; Voting at the Annual Meeting.”
VOTES REQUIRED FOR APPROVAL; NO DISSENTERS’ RIGHTS
Assuming the presence of a quorum, the vote required to approve each of the proposals at the Annual Meeting and the effect that abstentions or broker non-votes will have on the outcome of each proposal is as follows:
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The affirmative vote of a majority of the votes cast by the holders of Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting	None	None
2	Non-binding advisory vote to approve the compensation of named executive officers	The affirmative vote of a majority of the votes cast by the holders of Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting	None	None
3	Non-binding vote to approve the frequency of future advisory votes on executive compensation	The affirmative vote of a majority of the votes cast by the holders of Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting	None	None
4	Adoption of our new Omnibus Plan for equity compensation	The affirmative vote of a majority of the votes cast by the holders of Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting	None	None
CorEnergy Infrastructure Trust | PROXY STATEMENT   2

PROXY STATEMENT

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
5	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2022	The affirmative vote of a majority of the votes cast by the holders of Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting	None	None
Each share of Common Stock and Class B Common Stock is entitled to one vote with respect to those matters upon which such share is to be voted. No cumulative voting rights are authorized and dissenters’ rights are not applicable to any of these matters.
As further described below under PROPOSAL ONE — Election of Directors, the Company’s Bylaws were amended in 2017 to implement a majority voting standard, which provides that a director who is nominated in an uncontested election, and who does not receive a greater number of votes in favor of his or her election than votes against such election, is required to immediately tender his or her resignation to the Board of Directors for consideration.
SPECIAL NOTICE REGARDING SHARES HELD IN BROKER ACCOUNTS
Under New York Stock Exchange (“NYSE”) Rule 452, NYSE member organizations are prohibited from giving a proxy to vote with respect to “non-routine” matters such as (i) an election of directors, (ii) any proposal related to executive compensation (including any stockholder advisory votes on the approval of executive compensation) or (iii) an authorization to implement an equity compensation plan, or any material revision to the terms of any existing equity compensation plan, without receiving voting instructions from a beneficial owner. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to PROPOSAL ONE, PROPOSAL TWO, PROPOSAL THREE or PROPOSAL FOUR without instructions by the beneficial owner of the shares. Beneficial owners of shares held in broker accounts are advised that, if they do not provide instructions to their broker in a timely manner, their shares will not be voted in connection with the election of directors (PROPOSAL ONE), or with taking action of PROPOSALS TWO, THREE or FOUR. Conversely, NYSE Rule 452 permits brokers, on certain routine matters, to exercise their discretion in voting shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the ratification of the selection of the independent registered public accountants (PROPOSAL FIVE).
In instances — such as voting on PROPOSAL ONE, PROPOSAL TWO, PROPOSAL THREE and PROPOSAL FOUR at the Annual Meeting — where brokers are prohibited from exercising discretionary authority (so-called “broker non-votes”), the shares for which they have not received voting instructions are counted as present for the purpose of determining whether or not a quorum exists at the Annual Meeting, but are not included in the vote totals. Because broker non-votes are not included in the vote, they are not counted as votes cast “for” or “against” a proposal. Accordingly, assuming the presence of a quorum at the Annual Meeting, abstentions and broker non-votes will have no effect on the election of any nominee for director under PROPOSAL ONE, since each nominee will be elected if the number of votes cast “for” his or her election exceeds the number of votes cast “against” such election, and also will have no effect on the ratification of PROPOSAL TWO, PROPOSAL THREE or PROPOSAL FOUR. Broker non-votes do not occur on “routine” matters such as PROPOSAL FIVE, but abstentions also will have no effect on the ratification of the selection of the independent registered public accountants under PROPOSAL FIVE.
REVOKING A PROXY; VOTING AT THE ANNUAL MEETING
You may revoke your proxy at any time by: (i) sending prior to the Annual Meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 1100 Walnut Street, Suite 3350, Kansas City,
3   CorEnergy Infrastructure Trust | PROXY STATEMENT

PROXY STATEMENT
Missouri 64106; (ii) properly executing and sending, prior to the Annual Meeting, a later dated proxy; or (iii) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
Attendance at the Annual Meeting will not cause your previously signed proxy to be revoked unless you specifically so request. Please note that if your shares are held of record in the name of a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from the holder of record. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.
EXPENSES AND SOLICITATION OF PROXIES
The expenses of preparing, printing and mailing the proxy card, the accompanying notice and this proxy statement and all other costs in connection with the initial solicitation and voting of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the Annual Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile, e-mail or personal interview by representatives of the Company, by the Company’s transfer agent, by brokers or their representatives. The Company will not pay any representatives of the Company any additional compensation for their efforts to supplement proxy solicitation. In addition, the Company has engaged the firm of Okapi Partners, an independent proxy solicitation firm, to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Okapi Partners a fee of $13,500, plus costs and expenses, for these services.
CorEnergy Infrastructure Trust | PROXY STATEMENT   4

SUMMARY
This summary highlights selected information contained in this proxy statement and does not contain all of the information you should consider in making your decision as to how to vote your shares. To better understand the matters discussed in this summary, and for a more complete description of the terms of the proposals, you should read this entire proxy statement and the other documents that are referred to in, and attached to, this proxy statement.
The Annual Meeting (see page 1)
Meeting Date and Time	May 25, 2022 at 10:00 A.M. Central Time
Location	1000 Walnut Street, Kansas City, Missouri Marquise Room, Fourth Floor
Record Date	Close of business on April 7, 2022
Outstanding Common Stock on the Record Date	14,960,628 shares
Outstanding Class B Common Stock on the Record Date	683,761 shares
Quorum	Presence, in person or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Annual Meeting by the holders of Common Stock and Class B Common Stock, voting together as a single class
How to Vote	Internet: www.proxyvote.com Telephone: 1-800-690-6903 Mail: Complete and sign the enclosed proxy card In Person: See “Voting at the Annual Meeting — Revoking a Proxy; Voting at the Annual Meeting”
The Proposals
Proposal Number	Description	Vote Required
Proposal 1 (see page 7)	To elect one director of the Company to serve until the 2024 annual meeting of stockholders, and two directors of the Company to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified	Majority of Votes Cast
Proposal 2 (see page 24)	To conduct a non-binding advisory vote to approve the compensation of named executive officers	Majority of Votes Cast
Proposal 3 (see page 26)	To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation	Majority of Votes Cast
Proposal 4 (see page 27)	To approve the adoption of our new Omnibus Equity Incentive Plan for equity compensation	Majority of Votes Cast
Proposal 5 (see page 35)	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022	Majority of Votes Cast
The Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 4 and 5 and for “one year” frequency for Proposal 3.
5   CorEnergy Infrastructure Trust | PROXY STATEMENT

PROPOSAL ONE — Election of Directors
The Board of Directors of the Company unanimously nominated Arkan Haile, Catherine A. Lewis, and Conrad S. Ciccotello following the recommendation by the Compensation & Corporate Governance Committee of the Company, for election as directors at the Annual Meeting. The Board of Directors has recommended Mr. Haile as a first time nominee to the Board of Directors. Ms. Lewis and Mr. Ciccotello, who are being nominated for re-election, are two of the Company’s three current independent directors. Ms. Lewis currently serves as a member of the Company’s Executive Committee, Investment Committee, and Compensation & Corporate Governance Committee and as the Chair of the Audit Committee. Mr. Ciccotello currently serves as a member of the Company’s Executive Committee, Investment Committee and Audit Committee, and as the Chair of the Compensation & Corporate Governance Committee. Each of Mr. Haile, Ms. Lewis, and Mr. Ciccotello have consented to be named in this proxy statement and has agreed to serve if elected.
First time nominee Mr. Haile was recommended to the Compensation & Corporate Governance Committee for consideration by Mr. Ciccotello. Based on Mr. Haile’s experience representing issuers and underwriters in capital markets transactions, experience in board governance matters, and his experience as in-house counsel for a publicly traded midstream energy company, the Company believes he is qualified to be a member of the Board of Directors. Mr. Haile will also be considered “independent” if elected. The Compensation & Corporate Governance Committee did not engage the services of any third-party search firm in connection with its selection of Mr. Haile.
The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Haile, Ms. Lewis, and Mr. Ciccotello as directors of the Company. Currently, the Company has five directors, three of whom (the “Independent Directors”) are “independent” as defined under the New York Stock Exchange listing standards. In accordance with the Company’s charter, the Board of Directors is divided into three classes of approximately equal size. The current terms of the directors of the different classes are staggered. The terms of Conrad S. Ciccotello and Catherine A. Lewis expire at the 2022 annual meeting of stockholders and when their successors are duly elected and qualify. The term of Todd E. Banks and John D. Grier will expire at the 2023 annual meeting of stockholders and when their successors are duly elected and qualify. The term of David J. Schulte will expire at the 2024 annual meeting of stockholders and when his successor is duly elected and qualify.
The Board of Directors has nominated Ms. Lewis and Mr. Ciccotello for election to a term of service as directors that will expire at the 2025 annual meeting of stockholders, and until their successor is duly elected and qualified. In an effort to balance the class of directors so that each class has two directors, the Board of Directors has nominated Mr. Haile for election to a term of service as a director that will expire at the 2024 annual meeting of stockholders, and until his successor is duly elected qualified. If Mr. Haile, Ms. Lewis or Mr. Ciccotello are unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.
In accordance with the Company’s Bylaws (“Bylaws”), each share of the Company’s Common Stock and Class B Common Stock, voting as a single class, may be voted for as many individuals as there are directors to be elected. Thus, each share of Common Stock and Class B Common Stock is entitled to one vote in the election of Mr. Haile, one vote in the election of Ms. Lewis, and one vote in the election of Mr. Ciccotello. Stockholders do not have cumulative voting rights. As amended in 2017, the Company’s Bylaws now include a majority voting standard for directors in uncontested elections, in place of the prior provision allowing for the election of directors by plurality vote in all cases. The Bylaws also require any incumbent director nominee who does not receive a majority of the votes cast in an uncontested election to tender his or her resignation in writing to the Board promptly after the certification of the election results. The Compensation & Corporate Governance Committee of the Board will review and make a recommendation to the Board as to whether such resignation should be accepted or rejected, and the Board (or the Compensation & Corporate Governance Committee, in the event no director receives a majority vote) will review and take action on such recommendation within 90 days of the certification of the election results. The Company will publicly disclose the Board’s determination regarding any such tendered resignation and the rationale behind its decision in a filing with the SEC. The plurality vote standard will continue to apply to the election of directors in contested elections.
The following tables set forth each Board member’s name, age and address, position(s) with the Company and length of time served, principal occupation during the past five years, and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
CorEnergy Infrastructure Trust | PROXY STATEMENT   6

PROPOSAL ONE — Election of Directors

Nominees For Director
Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director	Term Expires
Arkan Haile (Born 1971, Age 50)	Nominee for Director of the Company.	Senior Executive Advisor to the Mayor for Development and Special Projects with the City and County of Denver from 2022 to present. Vice President/Senior Corporate Counsel at NGL Energy Partners LP from 2015 to 2022, Corporate Counsel Transmontaigne Partners LP from 2015 to 2016, Of Counsel at Kutak Rock LLP from 2013 to 2015, Founding Partner/Managing Partner at Burgher Gray LLP from 2006 to 2013.	None	NA
Catherine A. Lewis(1) (Born 1952, Age 69)	Director of the Company since July 2013.	Retired in 2012. Formerly, Global Head of Tax for the Energy & Natural Resources Practice, KPMG, from 2002-2012. Arthur Andersen from 1986-2002. Certified Public Accountant (“CPA”) designation since 1987.	Garmin Ltd. (NYSE: GRMN)(1)	2022
Conrad S. Ciccotello(1) (Born 1960; Age 61)	Director of the Company since its inception.	Director and Professor at the Reiman School of Finance in the Daniels College of Business at Denver University since 2017; Senior Consultant at Charles River Associates since 2020; Faculty member, Robinson College of Business, Georgia State University from 1999 to 2017; Investment Consultant to the University System of Georgia for its defined contribution retirement plan from 2008-2017; Published research on energy infrastructure MLPs and investment company performance; Research Fellow in TIAA Institute since 2007.	Tortoise Funds(3); Peachtree Alternative Strategies Fund(4)	2022

(1)
Current Independent Directors

(2)
Ms. Lewis serves on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Garmin Ltd. board.

(3)
The Tortoise Funds are Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Essential Assets Income Term Fund (“TEAF”). Mr. Ciccotello serves as Lead Independent Director and as a member of the Audit Committee of the Tortoise Funds' board.

(4)
Mr. Ciccotello also serves as Chair of the Audit Committee and as a member of the Nominating Committee and the Valuation Committee, on the Peachtree Alternative Strategies Fund board.

7   CorEnergy Infrastructure Trust | PROXY STATEMENT

PROPOSAL ONE — Election of Directors
Incumbent Directors Continuing in Office
Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director	Term Expires
David J. Schulte (Born 1961; Age 61)	Chairman of the Board since January 2019; Director of the Company since December 2011; Chief Executive Officer since inception; President from inception to April 2007 and since June 2012.	CEO and President of CorEnergy Infrastructure Trust, Inc.; Managing Director of Tortoise Capital Advisors, L.L.C (“TCA”) from inception in 2002 to 2015; Chief Executive Officer and President of each of TYG, TYY and TPZ from inception to 2011; Chief Executive Officer of TYN from inception to 2011; Senior Vice President of NTG from 2010, of each of TYG, TYY, TYN and TPZ from 2011 and of TTP from inception until 2015; CPA and CFA designation.	Western Midstream Partners, LP(2)	2024
Todd E. Banks(1) (Born 1963, Age 58)	Director of the Company since May 2017.	Co-Founder and Portfolio Manager, Blackthorn Investment Group, LLC since 1998; Managing Member Blackthorn Capital, LLC since 1998; Managing Member Blackthorn Lending since 2012; Director, Blackthorn Fund Ltd. from 2004 — 2015; Director, Cartasite, LLC from 2012 — 2014; Managing Director, Koch Industries from 1991 — 1998; Reservoir / Production Engineer, Shell Oil Company from 1986 — 1991.	None	2023
John D. Grier (Born 1956; Age 65)	Director and Chief Operating Officer of the Company since February 2021.	CEO and Founder of Crimson Pipeline, Founder of Crimson Resource Management in 1986. Bachelor’s Degree in Science/Chemical Engineering from the University of Oklahoma, Master’s Degree in Business Administration from Harvard University.	None	2023

(1)
Current Independent Director

(2)
Mr. Schulte serves on the Special Committee and Audit Committee of the Western Midstream Partners, LP board.

Each director was selected to join the Company’s Board of Directors based upon their character and integrity, and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Schulte and Mr. Grier, their status as an Independent Director, as to Mr. Ciccotello, his service as a director for the Tortoise Funds, and as to Mr. Schulte, his role with the Company, and as to Mr. Grier, his role with Crimson Midstream Holdings, LLC were important factors in their selection as a director. No factor was by itself controlling. Mr. Grier was appointed to the Company’s Board of Directors effective February 4, 2021, in connection with the Company’s acquisition of a 49.5% equity interest in Crimson Midstream Holdings, LLC (“Crimson”) (with the right to acquire the additional 50.5% equity interest, subject to certain conditions), (collectively, the “Crimson Transaction”).
In addition to the information provided in the table above, each director possesses the following attributes:
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Mr. Haile — executive and legal leadership roles within the energy midstream industry;

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Ms. Lewis — executive and leadership experience in public accounting, and tax expertise in the energy sector;

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Mr. Ciccotello — experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs;

■
Mr. Schulte — executive and leadership roles with the Tortoise Funds and the Company;

CorEnergy Infrastructure Trust | PROXY STATEMENT   8

PROPOSAL ONE — Election of Directors

■
Mr. Banks — knowledge of energy operating companies and asset management experience; and

■
Mr. Grier — knowledge and leadership in acquiring and operating pipeline companies.

Pursuant to the requirements of Section 303A.02(a) of the NYSE Listed Company Manual, our Board of Directors has reviewed whether any director has any relationship with the Company’s independent auditors that would preclude independence under SEC and NYSE rules, or any material relationship with the Company (either directly or as a partner, member, stockholder or officer of an organization that has a relationship with the Company) which could (directly or indirectly) materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of the Board. As a result of this review, the Board affirmatively determined that three of the Company’s five current directors, were independent under the applicable standards of the SEC and NYSE. Mr. Schulte, our Chairman of the Board and our Chief Executive Officer and President, was not deemed independent and Mr. Grier, our Chief Operating Officer, was not deemed independent. In making the independence determinations with respect to the other three directors, the Board considered the fact that Mr. Ciccotello is a director of the Tortoise Funds, as described above. The Company was externally managed by Corridor, a former affiliate of Tortoise Capital Advisors, L.L.C. (“TCA”), a registered investment adviser. TCA provides investment advisory and management services to the Tortoise Funds, and our Board of Directors does not believe that such relationship interferes in any way with the independence of Mr. Ciccotello as a director of the Company.
Mr. Schulte serves as Chairman of the Board of Directors. The appointment of Mr. Schulte as Chairman reflects the Board of Directors’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Banks currently serves as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the directors who are Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Company’s management. The Independent Directors regularly meet outside the presence of management and are advised by legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.
9   CorEnergy Infrastructure Trust | PROXY STATEMENT

PROPOSAL ONE — Election of Directors
Board of Directors Meetings and Committees
Our Board of Directors has established four standing committees: (i) the Executive Committee; (ii) the Audit Committee; (iii) the Compensation & Corporate Governance Committee; and (iv) the Investment Committee, as described in more detail below.
The Executive Committee
Members: David J. Schulte (Chair) Todd E. Banks Conrad S. Ciccotello Catherine A. Lewis 2021 Committee Actions: 0 meetings	The Company’s Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board of Directors in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee may also exercise the powers of the Board as delegated pursuant to the Company’s Bylaws, which includes the pricing of its equity offerings from time to time. In the absence of any member of the Executive Committee, the remaining members are authorized to act alone.
The Audit Committee
Members: Catherine A. Lewis (Chair) Todd E. Banks Conrad S. Ciccotello 2021 Committee Actions: 6 meetings Governing Document: Audit Committee Charter, as amended effective July 30, 2014
The Company’s Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) assists with implementation of the Company’s valuation procedures; and (vi) carries out additional responsibilities as outlined in the Committee’s Charter.
The Board of Directors has determined that each member of the Audit Committee is “financially literate” and is “independent” as defined under the applicable New York Stock Exchange listing standards. The Board of Directors has determined that Catherine A. Lewis and Conrad S. Ciccotello are “audit committee financial experts.”In addition to her executive and leadership experience in public accounting, Ms Lewis has tax expertise in the energy sector. Also, in addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

CorEnergy Infrastructure Trust | PROXY STATEMENT   10

PROPOSAL ONE — Election of Directors

The Compensation & Corporate Governance Committee
Members:
Conrad S. Ciccotello
(Chair)
Todd E. Banks
Catherine A. Lewis
2021 Committee
Actions:
10 meetings
Governing Document:
Compensation & Corporate Governance Committee Charter,
as amended effective
July 28, 2021

The Compensation & Corporate Governance Committee serves the Board with respect to compensation, director nominations and governance matters. With respect to compensation matters, the Compensation & Corporate Governance Committee: (i) evaluates, recommends, approves and reviews executive compensation arrangements; (ii) administers the Company’s equity-based compensation plans and the Company’s bonus plan; (iii) evaluates, assesses and makes recommendations to the Board regarding non-employee director compensation; and (iv) makes recommendations to the Board its remaining responsibilities relating to executive compensation. With respect to director nominations and corporate governance matters, the Compensation & Corporate Governance Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance and develops and recommends to the Board corporate governance guidelines and procedures; and (iv) oversees the evaluation of the Board and management. The Compensation & Corporate Governance Committee also has responsibilities previously held by the Compliance Committee prior to 2013, including: the review and assessment of management’s compliance with applicable securities laws, rules and regulations; monitoring compliance with the Company’s Code of Ethics and Business Conduct; and handling other matters as the Board of Directors or committee chair deems appropriate. The Compensation & Corporate Governance Committee has sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms or compensation consulting firm and may not delegate its authority.
The Compensation & Corporate Governance Committee will consider stockholder recommendations for nominees for membership to the Board of Directors. Nominees recommended by stockholders will be evaluated on the same basis as other nominees considered by the Compensation & Corporate Governance Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2023 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Company’s Bylaws require all directors and nominees for directors, at the time of their nomination (i) to be at least 21, but less than 75, years of age and have substantial expertise, experience or relationships relevant to the business of the Company or (ii) to be a current director of the Company who has not reached 75 years of age. The Compensation & Corporate Governance Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Compensation & Corporate Governance Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.
The Board of Directors has determined that each member of the Compensation & Corporate Governance Committee is “independent” as defined under the applicable New York Stock Exchange listing standards. On July 28, 2021, the Corporate Governance Committee was renamed the Compensation & Corporate Governance Committee.

11   CorEnergy Infrastructure Trust | PROXY STATEMENT

PROPOSAL ONE — Election of Directors
The Investment Committee
Members:
David J. Schulte (Chair)
Todd E. Banks
Conrad S. Ciccotello
Catherine A. Lewis
John D. Grier
2021 Committee
Actions:
5 meetings
Governing
Document: Investment Committee Charter, as amended effective February 26, 2014
The Company’s Investment Committee is responsible for providing oversight and approval relating to the acquisition and long-term management of real property assets meeting applicable criteria, in accordance with the Company’s investment guidelines and procedures.
Our Board of Directors also established a Special Committee during 2020, as described below.
The Special Committee
Members: Todd E. Banks Conrad S. Ciccotello Catherine A. Lewis 2021 Committee Actions: 4 meetings	The Company’s Special Committee was formed in 2020 and had responsibility for providing oversight and evaluating options relating to the Internalization of the Company’s former Manager, Corridor Infrastructure Trust, LLC. The Special Committee was comprised entirely of independent and disinterested directors. The Special Committee engaged an independent financial advisor to provide a fairness opinion from a financial point of view on the terms of the Internalization. The Company sought and received stockholder approval of the Internalization in compliance with the rules of the NYSE in 2021. The Special Committee was disbanded following completion of the Internalization, since its objective had been accomplished.
Copies of each of the committee charter documents referenced above, as approved and adopted by the Board of Directors, are available on the Company’s website, https://investors.corenergy.reit/governance/governance-documents, and in print to any stockholder by written request directed to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
The Company’s Board of Directors met 10 times during 2021. Each director attended more than 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of Board committees on which the director served at the time during 2021. The Company does not have a policy with respect to Board member attendance at annual meetings. All of the directors of the Company attended the Company’s 2021 annual meeting.
Risk Management.   The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including cybersecurity, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its operations and activities, the Board of Directors, as part of its risk oversight efforts, will meet at its regular meetings and as needed with the Company's management to discuss, among other things, risk issues and related issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.
CorEnergy Infrastructure Trust | PROXY STATEMENT   12

PROPOSAL ONE — Election of Directors

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may not fully reflect all considerations that ultimately impact such risks.
Executive Sessions; Communicating With the Board.   Mr. Banks, in his capacity as Lead Independent Director, serves as the presiding director at all executive sessions of the Company’s independent directors. Executive sessions of the Company’s independent directors are held at least twice a year. Stockholders and any interested parties may communicate directly with the Lead Independent Director, or with the independent directors as a group, by following the procedure described below under “Stockholder Communications.”
13   CorEnergy Infrastructure Trust | PROXY STATEMENT

Director Compensation
The following table sets forth certain information with respect to the compensation paid by the Company to each of our Independent Directors for their services as a director during fiscal year 2021. The Company does not have any retirement or pension plans.
Name of Person	Fees Earned or Paid in Cash(1)	Stock Awards	Total
Todd E. Banks(2)	$52,500	$7,500	$60,000
Conrad S. Ciccotello	60,500	7,500	68,000
Catherine A. Lewis	57,500	7,500	65,000

(1)
No amounts have been deferred for any of the persons listed in the table.

(2)
The fees earned in cash for Todd E. Banks include $3,000 of fees paid for attendance at the Board meetings of Crimson Midstream Holdings.

Pursuant to the Director Compensation Plan, as amended, which was approved by stockholders at the 2014 Annual Meeting, each Independent Director receives from us an annual cash retainer of $15,000 and an annual stock retainer of $15,000 for each fiscal year. As disclosed in our periodic reports filed with the SEC, the issuance of Common Stock to our independent directors as a portion of their compensation is registered under the Securities Act pursuant to a Form S-8. During 2021, we paid the cash for three quarters and stock awards for one quarter.
In addition to the retainers set forth, each compensated director received a fee of $1,000 for each committee meeting or Board meeting in which he or she participates. The Chair of the Audit Committee received an additional annual retainer of $5,000. The Lead Director and each other committee chair received an additional annual retainer of $1,000. The Independent Directors are also reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.
For the 2022 fiscal year, assuming approval of the Company’s stockholders of the new Omnibus Plan that is the subject of Proposal 4, each Independent Director will receive from us an annual cash retainer of $50,000 and an annual stock retainer of $50,000, each paid in quarterly installments. The cash payment for the first quarter of 2022 will be adjusted for any cash payment already made to the director in calendar year 2022 for work done in 2022. Any quarterly equity grants for 2022 earned prior to stockholder approval of the Omnibus Plan will be accumulated and be paid after stockholder approval. Additionally, the chairs of each Board committee and the lead director of the Board will receive an additional annual cash retainer of $12,000.
Equity Compensation Plan Information as of December 31, 2021
The following table sets forth information as to the Company’s equity compensation plans as of the end of the Company’s 2021 fiscal year:
Plan Category	(a) Number of securities to be issued upon exercise of the outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	None	N/A	6,780(1)
Equity compensation plans not approved by security holders	None	N/A	N/A
TOTAL	None	N/A	6,780(1)

(1)
The number of shares of Common Stock remaining that may be issued under the Company’s Director Compensation Plan, as amended.

CorEnergy Infrastructure Trust | PROXY STATEMENT   14

Director Compensation

Required Vote
Mr. Haile, Ms. Lewis, and Mr. Ciccotello will be elected by the vote of a majority of the votes cast by the holders of all shares of Common Stock and Class B Common Stock, voting as a single class, of the Company present at the meeting, in person or by proxy. This means that the number of shares voted “for” a director nominee must exceed the number of votes “against” that nominee. Since abstentions and broker non-votes, if any, count as shares that are “present” for purposes of establishing a quorum but do not count as votes “for” or “against” a nominee, they will have no effect on a nominee’s achievement of a majority of the votes cast. Each share of Common Stock and each share of Class B Common Stock is entitled to one vote in the election of Mr. Haile, Ms. Lewis, and Mr. Ciccotello, respectively.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” the election of Mr. Haile, Ms. Lewis and Mr. Ciccotello as directors.
15   CorEnergy Infrastructure Trust | PROXY STATEMENT

INFORMATION ABOUT EXECUTIVE OFFICERS
Information about Mr. Schulte, the Chairman of the Board and the Chief Executive Officer of the Company and Mr. Grier, a director and the Chief Operating Officer may be found under “ — Incumbent Directors Continuing in Office” above. The following table sets forth each of our other executive officers’ name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; and other public company directorships held by each such officer. Unless otherwise indicated, the address of each officer is 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal.
Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Officer
Robert L Waldron (Born 1971, Age 50)	Chief Financial Officer of the Company since February 2021.	Chief Financial Officer of Crimson Midstream Holdings, LLC since September 2014; Investment Banker advising midstream clients on M&A, IPO and capital market transactions at Citi Group and UBS 2007 — 2014; R&D Group at Dow Chemical from 1999-2007.	None
Larry W. Alexander (Born 1956, Age 65)	President of Crimson Midstream Holdings, LLC since 2005 and an officer of CorEnergy since February 2021.	President and Chief Operating Officer of Crimson Midstream Holdings, LLC since 2005.	None
Christopher M. Huffman (Born 1980, Age 41)	Chief Accounting Officer of the Company since November 2021.	Chief Accounting Officer of CorEnergy Infrastructure Trust, Inc. since November 2021; Chief Accounting Officer at Discovery Natural Resources LLC from 2012 to 2021, Controller at Great Western Oil and Gas Company from 2011 to 2012; Manager and other various positions at
		PricewaterhouseCoopers LLP (“PwC”) from 2004 to 2011.	None
CorEnergy Infrastructure Trust | PROXY STATEMENT   16

EXECUTIVE COMPENSATION DISCLOSURE
Compensation of Executive Officers
This discussion outlines our executive compensation policies and decisions as they relate to the Company’s named executive officers ("NEOs"). Our compensation programs are structured to align the interests of our executive officers with the interests of our stockholders. The NEOs for 2021 were David J. Schulte, our Chief Executive Officer and Chairman of the Board of Directors, Robert L. Waldron, our Chief Financial Officer and Larry Alexander, our President — Crimson California.
Prior to July 6, 2021, Mr. Schulte was an employee of our former management company Corridor InfraTrust Management, Inc (the “Manager”) and he did not receive compensation directly from us for services rendered to us. Mr. Schulte was an employee of, and held an ownership interest in, our former manager until our acquisition of the Manager and the internalization of management (the “Internalization”) which closed on July 6, 2021, at which point Mr. Schulte became an employee of the Company and received a base salary.
Prior to February 1, 2021, Crimson Midstream was not a subsidiary of the Company and Mr. Waldron and Mr. Alexander, as employees of Crimson Midstream, did not receive compensation from us.
Components of Executive Compensation
Following the Crimson Transaction and the Internalization, the Company utilized an interim compensation approach, which utilized a base salary and annual cash bonus. The program was designed to compensate our executive officers for both Company and individual performance related to our strategic and financial performance goals.
For the 2022 fiscal year, the Company will continue to utilize a base salary and annual cash bonus and will also implement a long-term incentive program, assuming approval of the Company’s stockholders of the new Omnibus Plan that is the subject of Proposal 4. Additionally, the Company’s annual cash bonus program will be modified to incorporate key performance metrics into its calculation of annual bonus awards to more closely align corporate performance with bonus compensation.
Summary Compensation Table for Named Executive Officers
Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
David J. Schulte(1)	2021	$250,000	$—	$—	$—	$250,000
Chief Executive Officer, Chairman of the Board of Directors
Robert L Waldron(2)(3)	2021	334,000	344,000	—	11,800	689,800
Chief Financial Officer and Treasurer
Larry Alexander(3)	2021	407,000	419,000	—	5,400	831,400
President — Crimson California

(1)
Excludes $250,000 in salary, $50,000 in bonus and $11,600 401(k) match that was paid by the Manager prior to the Internalization on July 6, 2021.

(2)
Excludes the impact of $139,000 in salary and $143,000 in bonus reimbursement the Company received from affiliated entities under the Transition Services Agreements.

(3)
For the period from February 1, 2021 to December 31, 2021, following the Crimson Transaction.

(4)
Represents 401(k) matching payments made to the employee on behalf of the Company.

17   CorEnergy Infrastructure Trust | PROXY STATEMENT

Potential Payments Upon Termination or Change in Control
As of the date of this proxy statement, the Company has not entered into any employment agreements that would result in any payments upon termination or change in control.
Role of Compensation Consultant in Compensation Decisions
Our Compensation & Corporate Governance Committee engaged Compensation Advisory Partners (“CAP”) as its independent compensation consultant. Our Compensation Committee considered advice and recommendations received from CAP regarding compensation matters, including decisions made with respect to executive equity compensation and the development of the proposed Omnibus Equity Incentive Plan. CAP does not provide services to the Company other than the advice it provides to our Compensation Committee.
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
As described above, the Company’s Compensation & Corporate Governance Committee, consisting of Conrad S. Ciccotello (Chair), Todd E. Banks, and Catherine A. Lewis, oversees the compensation of our Independent Directors and following the Crimson Transaction and the closing of the Internalization, our other executive officers. For a description of fees paid to Corridor as the Company’s former external manager during the fiscal year ended December 31, 2021, see the section herein entitled “Certain Relationships and Related Party Transactions.”
None of the members of the Company’s Compensation & Corporate Governance Committee are or have been officers or employees of the Company or any of its subsidiaries. During the Company’s last completed fiscal year: (i) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Compensation & Corporate Governance Committee; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation & Corporate Governance Committee; and (iii) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.
CorEnergy Infrastructure Trust | PROXY STATEMENT   18

PROPOSAL TWO
Non-Binding Advisory Vote to Approve Executive Compensation
Description
As required by Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“NEOs”) as disclosed in this proxy statement. We currently intend to conduct this non-binding vote to approve executive compensation annually, and, unless the Board modifies its policy on the frequency of holding the non-binding vote to approve executive compensation. including consideration of the stockholder's vote on PROPOSAL FOUR, the next non-binding vote to approve executive compensation will take place at the 2023 Annual Meeting of Stockholders.
As described in detail in the Executive Compensation Disclosure section of this proxy statement, our executive compensation programs are designed to attract, retain, and incentivize highly skilled and performance-oriented talent, including our NEOs, who are critical to our success. Our Compensation & Corporate Governance is developing a compensation program to align the interests of employees and stockholders and rewards superior financial and operational performance. Please read Executive Compensation Disclosure beginning on page 16 and Summary Compensation Tables beginning on page 17 for specific details about our executive compensation program.
Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs described in this proxy statement. This vote on NEO compensation is advisory and therefore will not be binding on the Company, our Compensation & Corporate Governance Committee, or our Board. However, our Board and Compensation & Corporate Governance Committee value our stockholders’ opinions and will evaluate the results of this vote.
As required by Section 14A of the Exchange Act, this proposal, commonly referred to as the “say-on-pay” resolution, seeks a stockholder advisory vote on the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Executive Compensation Disclosure, compensation tables and narratives.”
Required Vote
Approval of the non-binding stockholder resolution that is the subject of this PROPOSAL 2 will require the affirmative vote of a majority of the shares of our Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting. Unless otherwise directed by the stockholders, proxies received in response to this solicitation by the Board of Directors will be voted for approval of such resolution. The stockholder vote on this proposal is advisory and nonbinding in nature, serves only as a recommendation to our Compensation & Corporate Governance Committee and Board of Directors, and will not overrule any decisions previously made by the Company, the Compensation & Corporate Governance Committee or the Board of Directors with respect to executive compensation, nor will it create any duty for the Company, the Compensation & Corporate Governance Committee or the Board of Directors to take any action in response to the outcome of the vote. Director compensation disclosed in this proxy statement is not subject to or covered by this advisory vote.
19   CorEnergy Infrastructure Trust | PROXY STATEMENT

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously
recommends stockholders of the Company vote
“FOR”
the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement on an advisory basis.

CorEnergy Infrastructure Trust | PROXY STATEMENT   20

PROPOSAL THREE
Advisory Vote on Frequency of Holding an Advisory Vote to Approve Executive Compensation
Description
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, whether future non-binding, advisory votes on the compensation paid to our NEOs should occur every one, two, or three years. Further, we are required to conduct this non-binding, advisory vote on the frequency of such future advisory votes on NEO compensation at least once every six years.
After careful consideration of the benefits and consequences of each alternative, our Board recommends that the advisory vote on the compensation of our NEOs continue to be submitted to stockholders every year. In making its recommendation, our Board considered that we make compensation decisions and review compensation policies and practices annually and determined that an annual advisory vote on executive compensation is most appropriate to provide more frequent stockholder input on our compensation philosophy, policies, and practices. In addition, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation program.
This vote is advisory, which means that the vote is not binding on us, our Board, or the Compensation & Corporate Governance Committee. While our Board and the Compensation & Corporate Governance Committee look forward to hearing from our stockholders on this proposal and will consider the outcome of the vote carefully, they may decide that it is in the best interests of our stockholders and CorEnergy to hold an advisory vote on executive compensation more or less frequently than the frequency approved by our stockholders.
Required Vote
In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation to vote for a frequency of one year for holding future advisory votes on NEO compensation. Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years, or three years, or you may abstain from voting on this proposal.
Under the Company’s Bylaws, the approval of a majority of the shares of our Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting is required for the non-binding approval by stockholders of the selection of the “one year,” “two year” or “three year” alternatives for holding future advisory votes on NEO compensation under this PROPOSAL THREE. Due to the nature of this proposal, however, if none of the alternatives (one year, two years or three years) receive a majority vote we will consider the highest number of votes cast by stockholders to be the frequency that has been selected on an advisory basis. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of the Company and our stockholders to hold future advisory votes on Named Executive Officer compensation more or less frequently than the option approved by our stockholders.
21   CorEnergy Infrastructure Trust | PROXY STATEMENT

BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends stockholders of the Company vote for a ONE YEAR interval for the advisory vote on NEO compensation.
CorEnergy Infrastructure Trust | PROXY STATEMENT   22

PROPOSAL FOUR
Approval of the CorEnergy Infrastructure Trust, Inc. Omnibus Equity Incentive Plan
Summary
We are asking our stockholders to approve a proposal to adopt a new Omnibus Equity Incentive Plan (the "Omnibus Plan"). The Board of Directors adopted the Omnibus Plan on March 10, 2022, subject to stockholder approval at the Annual Meeting. If approved by the stockholders, the Omnibus Plan will become effective as of the date of the stockholder approval (the “Effective Date”).
Prior to completion of the Internalization, the Company did not pay any direct compensation to its executive officers. In anticipation of the Internalization, the Board of Directors renamed the Corporate Governance Committee to the “Compensation & Corporate Governance Committee” and directed the committee to determine and approve the compensation of the Chief Executive Officer and other executive officers, including incentive compensation and equity-based compensation plans, effective after the closing of the Internalization.
Principal Reasons for Adoption of the Omnibus Plan
The Omnibus Plan will allow us to grant equity awards to our officers and employees, non-employee directors, as well as consultants and other independent advisors in our employ or service (or the employ or service of any parent, subsidiary or affiliate). Incentive compensation programs play a pivotal role in our effort to (i) attract and retain key personnel essential to our long- term growth and financial success, and (ii) align long term interests of recipients with our stockholders. Following stockholder approval of the Omnibus Plan, the Omnibus Plan will be the only discretionary plan under which new equity awards may be granted to our employees and other service providers. If this Proposal 4 is not approved, we would not be able to grant equity awards. We would accordingly be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.
Description of Material Terms of the Omnibus Plan
Under the Omnibus Plan, awards may be granted in the form of options, restricted stock, restricted stock units, stock appreciation rights, share awards and performance-based awards. The following is a summary of the material terms of the Omnibus Plan. This summary is qualified in its entirety by reference to the full text of the Omnibus Plan attached as Appendix A hereto, which is hereby incorporated by reference.
Administration.   The Omnibus Plan is administered by the Compensation & Corporate Governance Committee of our Board of Directors. The Compensation & Corporate Governance Committee consists of at least two directors of the board of directors. The Compensation & Corporate Governance Committee consists of directors considered to be non-employee directors for purposes of Section 16 of the Exchange Act.
Plan Term.   The Omnibus Plan will remain in effect as long as any awards under the Omnibus Plan remain outstanding, but no new awards may be granted after the tenth anniversary of the date on which the stockholders approve the Omnibus Plan.
Eligibility.   Under the Omnibus Plan, “Eligible Individuals” include officers, employees, consultants, and non-employee directors providing services to the Company and its subsidiaries or affiliates. The Compensation & Corporate Governance Committee will determine which Eligible Individuals will receive grants of awards.
23   CorEnergy Infrastructure Trust | PROXY STATEMENT

Incentives Available.   Under the Omnibus Plan, the Compensation & Corporate Governance Committee may grant any of the following types of awards to an Eligible Individual: nonqualified stock options (“NQSOs”); stock appreciation rights (“SARs”); restricted stock grants (“Restricted Stock”); restricted stock units (“RSUs”); Performance Awards; Share Awards and Cash- Based Awards, each as defined below and, to certain Eligible Individuals in accordance with Section 422 of the Code, incentive stock options (“ISOs”) (each type of grant is considered an “Award”).
Shares Available.   Subject to any adjustment as provided in the Omnibus Plan, up to 3,000,000 shares of Common Stock may be issued pursuant to Awards granted under the Omnibus Plan. For a non-employee director, the maximum dollar amount of the fair market value of Shares that any individual may receive in any calendar year in respect of Awards may not exceed $75,000.
If any Shares issued pursuant to an Award expire, or are cancelled or forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the participant, then the Shares that are forfeited or reacquired will again become available for issuance under Omnibus Plan. Any Shares tendered or withheld (i) to pay the exercise price of an Option (as defined below), (ii) to satisfy applicable tax withholding obligations associated with an Award granted under Omnibus Plan or (iii) to cover a stock-settled SAR or other Award not issued upon settlement of the Award shall not become available again for issuance under Omnibus Plan.
Stock Options.   The Compensation & Corporate Governance Committee may grant NQSOs to Eligible Individuals and ISOs to Eligible Individuals (collectively, “Options”) who are employees of the Company or a subsidiary on the date of grant. A NQSO is the right to purchase one or more Shares at a designated exercise price. An ISO is an Option that is subject to statutory requirements and limitations required for certain tax advantages allowed under Section 422 of the Code, and an NQSO is an Option that does not qualify as an ISO.
Vesting and Exercise Periods for Options.   Each Option granted under the Omnibus Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the Compensation & Corporate Governance Committee at the time of grant and set forth in an Award agreement. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an ISO granted to a ten-percent stockholder). Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable Award agreement.
Exercise Price for Options.   The purchase price per Share with respect to any Option granted under the Omnibus Plan may be not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted (110% in the case of an ISO granted to a ten-percent stockholder).
Stock Appreciation Rights.   The Compensation & Corporate Governance Committee may grant SARs to Eligible Individuals on terms and conditions determined by the Compensation & Corporate Governance Committee at the time of grant and set forth in an Award agreement. A SAR may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.
Amount Payable.   A SAR is a right granted to a participant to receive an amount equal to (i) the excess of the fair market value of a Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Share on the date the SAR was granted, multiplied by (ii) the number of Shares as to which the SAR is being exercised. A SAR may be settled or paid in cash, Shares or a combination of each, in accordance with its terms.
Duration.   Each SAR will be exercisable or be forfeited or expire on such terms as the Compensation & Corporate Governance Committee determines; provided that no SAR shall have a term of greater than ten years.
Prohibition on Repricings.   The Compensation & Corporate Governance Committee has no authority to make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the Omnibus Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the Omnibus Plan, unless the Company’s stockholders approve such adjustment or amendment.
Restricted Stock; Restricted Stock Units.   The Compensation & Corporate Governance Committee may grant either Shares (Restricted Stock) or phantom Shares (RSUs), in each case subject to certain vesting requirements, on terms and conditions determined by the Compensation & Corporate Governance Committee at the time of grant and set forth in an Award agreement.
Restricted Stock.   Unless the Compensation & Corporate Governance Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant shall have all of the rights of a stockholder with respect to such Shares,
CorEnergy Infrastructure Trust | PROXY STATEMENT   24

including the right to vote the Shares and to receive all dividends or other distributions made with respect to the Shares. The Compensation & Corporate Governance Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on such Shares shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the participant until such time. Payment of deferred dividends in respect of shares of Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.
Period for Lapsing of Restrictions on Restricted Stock.   During such period as may be set by the Compensation & Corporate Governance Committee in the Award agreement (the “Vesting Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate, or assign shares of Restricted Stock awarded under the Omnibus Plan except by will or the laws of descent and distribution. The Compensation & Corporate Governance Committee may also impose such other restrictions and conditions, including the attainment of pre-established Performance Objectives (as defined below) or other corporate or individual performance goals, on Restricted Stock as it determines in its sole discretion.
Restricted Stock Units.   Each RSU shall represent the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the Compensation & Corporate Governance Committee, of an amount equal to the fair market value of a Share as of the date the RSU becomes vested (together with such dividends as may have accrued with respect to such Share from the time of the grant of the Award until the time of vesting), or such later date as determined by the Compensation & Corporate Governance Committee at the time the RSU is granted (and which will be set forth in the applicable grant agreement). An RSU may be settled or paid in cash, Shares or a combination of each, as determined by the Compensation & Corporate Governance Committee.
Performance Awards.   Performance awards (“Performance Awards”) may be granted to Eligible Individuals on terms and conditions determined by the Compensation & Corporate Governance Committee and set forth in an Award agreement. The Compensation & Corporate Committee has the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Award granted to any Eligible Individual; (ii) the period of time over which the attainment of one or more performance goals will be measured for any Award; (iii) the conditions that must be satisfied for an Eligible Individual to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
Share Awards.   The Compensation & Corporate Governance Committee may grant an Award of Shares (“Share Awards”) to an Eligible Individual on such terms and conditions as the Compensation & Corporate Governance Committee may determine at the time of grant. A Share Award may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.
Cash-Based Awards.   The Compensation & Corporate Governance Committee may grant a Cash-Based Award to an Eligible Individual on such terms and conditions as the Compensation & Corporate Governance Committee may determine at the time of grant. The Compensation & Corporate Governance Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Compensation & Corporate Governance Committee may determine.
Adjustments upon Changes in Capitalization.   In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganizations, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution, or other similar corporate event or transaction, or an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities, or other property, the Compensation & Corporate Governance Committee shall determine the appropriate adjustments, if any, to (a) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the Omnibus Plan, (b) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of ISOs, (c) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the Omnibus Plan to perverse the economic intent of such Award, (d) the option price of outstanding Options and the base price of outstanding SARs, and (e) the Performance Objectives applicable to outstanding Performance Awards.
Effect of Change in Control or Certain Other Transactions.   Generally, the Award agreement evidencing each Award will provide any specific terms applicable to that Award in the event of a Change in Control of the Company (as defined below).
25   CorEnergy Infrastructure Trust | PROXY STATEMENT

For purposes of the Omnibus Plan, “Change in Control” generally means the occurrence of any of the following events with respect to the Company: (a) any person first acquires securities of the Company representing fifty percent or more of the total fair market value or total voting power of the Company’s then outstanding voting securities; (b) any person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) ownership of securities of the Company possessing more than thirty percent or more of the total voting power of such corporation; (c) a majority of the members of the board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; or (d) any person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) assets from the company with a gross fair market value equal to or greater than 40% of the total gross fair value market value of the assets of the Company.
Options and SARs Terminated in Change in Control.   If Options or SARs are to terminate in the event of a Change in Control, the Compensation & Corporate Governance Committee will provide at least ten days’ notice to the holders of vested Options or SARs that the vested Options or SARs will be terminated and will pay to the holders a payment (in cash or stock, or combination of cash and stock) in respect of each Share covered by the Option or SAR being cancelled in an amount equal to the excess, if any, of the per Share consideration to be paid to stockholders in the Change in Control over the price of the Option or the SAR. If the per Share consideration to be paid to stockholders in the Change in Control is less than the exercise price of the Option or SAR, the Option or SAR may be terminated without payment of any kind. The holders of unvested Options or SARs may also receive payment, at the discretion of the Compensation & Corporate Governance Committee, in the same manner as described above for vested Options and SARs. The Compensation & Corporate Governance Committee may also accelerate the vesting on any unvested Option or SAR and provide holders of such Options or SARS a reasonable opportunity to exercise the Award.
Other Awards Terminated in Change in Control.   If Awards other than Options and SARs are to terminate in connection with a corporate transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the Compensation & Corporate Governance Committee, payment (in cash or other consideration upon or immediately following the Change in Control, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Share covered by the Award being cancelled in an amount equal to the per Share price to be paid to stockholders in the Change in Control, where the value of any non-cash consideration will be determined by the Compensation & Corporate Governance Committee in good faith.
The Compensation & Corporate Governance Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant’s Awards, may allow the participant to choose which treatment will apply to his or her Awards.
Transferability.   The Omnibus Plan generally restricts the transfer of any Awards, except (a) transfers by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the Omnibus Plan is to be paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an Award.
Amendment or Termination of the Equity Incentive Plan.   The Omnibus Plan may be amended or terminated at any time by the board of directors without stockholder approval, unless stockholder approval of the amendment is required under applicable law, regulation, or New York Stock Exchange requirement. No amendment may materially and adversely alter or impair any Awards that had been granted under the Omnibus Plan prior to the amendment without the impacted participant’s consent.
Forfeiture Events; Clawback.   The Compensation & Corporate Governance Committee may specify in an Award agreement that the participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback, or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award. Without limiting the generality of the foregoing, any Award under the Omnibus Plan shall be subject to the terms of any clawback policy maintained by the Company, as it may be amended from time to time.
Registration with SEC
We intend to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the shares of our Common Stock under the Omnibus Plan.
CorEnergy Infrastructure Trust | PROXY STATEMENT   26

New Plan Benefits
On March 10, 2022, the Board of Directors approved certain conditional restricted stock units ("RSUs") relating to 654,497 shares of common stock (the “conditional awards”) to the Company’s named executive officers and other members of management. If stockholder approval of the Omnibus Plan is obtained, the Board of Directors intends to grant such RSUs to the grantees under the new Omnibus Plan. Vesting would occur in one-third increments on March 15, 2023, March 15, 2024, and March 15, 2025.
Awards granted under the Omnibus Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the Omnibus Plan. However, pursuant to the non-employee director compensation program conditionally approved by the Board and described under "Director Compensation" in this proxy statement, the non-employee directors are expected to be granted the initial quarterly equity grant.
If stockholder approval of the Omnibus Plan is not obtained the RSUs to executive officers and shares to non-employee directors will be not be awarded or granted. The table below contains information about securities authorized for issuance under the Omnibus Plan which are expected to be issued to the groups outlined below, subject to stockholder approval of the Omnibus Plan as set forth in this PROPOSAL FOUR.
Omnibus Plan
Name and position	Dollar value ($)(1)	Number of units
David J. Schulte, Chief Executive Officer and President	$363,172	118,297
Robert L Waldron, Chief Financial Officer and Treasurer	$211,314	68,832
Larry Alexander, President - Crimson California	$257,539	83,889
Executive Group	$194,178	63,250
Non-Executive Director Group	$37,500	12,215
Non-Executive Officer Employee Group	$983,103	320,229

(1)
The value of the securities noted was measured as of March 31, 2022 utilizing the closing price on that date of $3.07. The actual dollar value of such awards will not be determinable until the grant date of such awards.

Future awards under the Omnibus Plan will be made at the discretion of the Compensation & Corporate Governance Committee. Other than the awards expected to be granted following initial approval of the Omnibus Plan as summarized in the table above, the benefits that will be paid or awarded under the Omnibus Plan cannot currently be determined.
Summary of Federal Income Tax Consequences
The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Omnibus Plan.
Option Grants.   Options granted under the Omnibus Plan may be either ISOs, which satisfy the requirements of Section 422 of the Internal Revenue Code, or NQSOs, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:
Incentive Stock Options.   No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.
27   CorEnergy Infrastructure Trust | PROXY STATEMENT

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable s ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.
If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
Nonqualified Stock Options.   No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy any applicable tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
Stock Appreciation Rights.   No taxable income is recognized upon receipt of a SAR. The holder will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price in effect for the exercised right, and the holder will be required to satisfy any applicable tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Restricted Stock Awards.   The recipient of unvested shares of Common Stock issued under the Omnibus Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the unvested shares of Common Stock are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.
Restricted Stock Units.   No taxable income is recognized upon receipt of RSUs. The holder will recognize ordinary income in the year in which the shares subject to the RSUs are actually issued to the holder, or a corresponding amount in cash is paid in settlement of the RSU. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy any applicable tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Other Awards.   In general, no taxable income is recognized upon receipt of other awards. The holder will recognize ordinary income in the year in which the awards are actually settled, and the participant will be required to satisfy any applicable tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time of settlement. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Accounting Treatment
Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, we will be required to expense all stock-based payments, including grants of stock options, SARs, stock awards, RSUs and all other awards under the Omnibus Plan. Accordingly, options and SARs which are granted to our employees and non-employee directors and payable in shares of common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. SARs that are to be settled in cash will be subject to variable mark-to-market
CorEnergy Infrastructure Trust | PROXY STATEMENT   28

accounting until the settlement date. For shares issuable upon the vesting of RSUs awarded under the Omnibus Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for RSUs and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the basis of the probable outcome of performance goal attainment. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.
Finally, it should be noted that the compensation expense accruable for performance-based awards under the Omnibus Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of our shares of common stock) under FASB Accounting Standards Codification Topic 718.
Required Vote
The affirmative vote of holders of a majority of the shares of our Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting will be required to approve the adoption of the Omnibus Plan. Each share of Common Stock and Class B Common Stock is entitled to one vote on this proposal. For the purposes of the vote on this proposal, while abstentions and broker non-votes, if any, count as shares that are "present" for purposes of establishing a quorum, they will not be counted as "votes cast" and will have no effect on the result of the vote.
29   CorEnergy Infrastructure Trust | PROXY STATEMENT

BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” the adoption of the Omnibus Plan.
CorEnergy Infrastructure Trust | PROXY STATEMENT   30

PROPOSAL FIVE
Ratification of Selection of Independent Registered Public Accounting Firm
The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. E&Y’s selection was approved by the Company’s Audit Committee and was also ratified and approved by the Board of Directors of the Company, including all of the Independent Directors.
E&Y has served as the Company’s independent registered public accounting firm since the Company’s commencement of operations on December 8, 2005, and does not have any direct financial interest or any material indirect financial interest in the Company. A representative of E&Y is expected to be available at the Annual Meeting, to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit Committee intends to meet quarterly in 2022 with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote
E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast on the matter at the meeting by the holders of all shares of Common Stock and Class B Common Stock, voting as a single class. Each share of Common Stock and Class B Common Stock is entitled to one vote on this proposal. For the purposes of the vote on this proposal, while abstentions and broker non-votes, if any, count as shares that are “present” for purposes of establishing a quorum, they will not be counted as “votes cast” and will have no effect on the result of the vote.
BOARD RECOMMENDATION

The Board of Directors of the Company unanimously
recommends that stockholders of the Company vote
“FOR”
the ratification of Ernst & Young LLP as
the Company’s Independent Registered Public Accounting Firm.

31   CorEnergy Infrastructure Trust | PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors, and carries out the additional responsibilities described above under “Board of Directors Meetings and Committees — the Audit Committee”.
The Audit Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2021 with management of the Company and the Company’s independent auditors. Management of the Company has represented to the independent auditors of the Company and to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
The Audit Committee has also discussed with the independent auditors of the Company the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The independent auditors of the Company provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.
Based on the Audit Committee’s review and discussions with management and the independent auditors referred to above, and the representations of management and the reports of the independent auditors to the committee, the Audit Committee recommended that the Board include the audited financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
The Audit Committee of the Company
Catherine A. Lewis (Chair)
Conrad S. Ciccotello
Todd E. Banks
CorEnergy Infrastructure Trust | PROXY STATEMENT   32

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee selected E&Y as the independent registered public accounting firm for its fiscal year ending December 31, 2022, and the Board of Directors has recommended that the Company’s stockholders ratify such selection pursuant to Proposal 4. E&Y is registered with the Public Company Accounting Oversight Board and has served as the Company’s independent registered public accounting firm since the Company’s commencement of operations on December 8, 2005.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table sets forth the amounts of the aggregate fees billed to the Company by E&Y for the fiscal years ended December 31, 2021 and 2020, respectively:
	2021	2020
Audit Fees(1)	$1,155,851	$790,478
Audit-Related Fees(2)	45,731	224,192
Tax Fees(3)	445,467	229,814

(1)
For professional services rendered auditing the Company’s annual financial statements, reviewing interim financial statements, and reviewing the Company’s statutory and regulatory filings with the SEC. The audit fees for December 31, 2021 and December 31, 2020 are based on amounts billed and expected to be billed by E&Y.

(2)
For accounting consultation in connection with transactions and pro forma financial statements.

(3)
For professional services rendered to the Company for tax compliance, tax advice and tax planning.

The Audit Committee of the Company has adopted pre-approval policies and procedures, most recently updated as of March 10, 2022. Under these policies and procedures, the Audit Committee of the Company pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company’s manager or advisor or any entity controlling, controlled by, or under common control with the Company’s manager or advisor that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chair of the Audit Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services, and such delegated pre-approvals will be presented to the full Audit Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s adoption of these policies and procedures, the Audit Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.
33   CorEnergy Infrastructure Trust | PROXY STATEMENT

OTHER MATTERS
The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
At April 7, 2022, each director, each director nominee, each named executive officer and the directors and executive officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of shares of Common Stock and Class B Common Stock of the Company listed in the table below (or percentage of outstanding shares). Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.
Directors and Officers(1)	Number of Shares Common Stock	Percent of Class(2)	Number of Shares Class B Common Stock	Percent of Class(2)	Percent of Total Voting Shares
Independent Directors and Nominees
Todd E. Banks(3)	1,817.7939	*	—	—	*
Conrad S. Ciccotello(4)	13,172.2815	*	—	—	*
Catherine A. Lewis(5)	5,482.7928	*	—	—	*
Arkan Halie	—	—	—	—	—
Directors and Additional Named Executive Officers
David J. Schulte(6)	647,974.0000	4.33%	320,276.0000	46.84%	6.19%
John D. Grier	2,000.0000	*	—	—	*
Robert L Waldron	—	—	—	—	—
Larry W. Alexander	—	—	—	—	—
Directors and Officers as a Group (9 Total)	670,446.8682	4.48%	320,276.0000	46.84%	6.33%

*
Indicates less than 1%.

(1)
Unless otherwise indicated, the business address of each of the individuals is 1100 Walnut, Suite 3350, Kansas City, MO 64106.

(2)
Based on 14,960,628 shares of Common Stock outstanding and 683,761 shares of Class B Common Stock outstanding as of April 7, 2022, as discussed elsewhere in this proxy statement.

(3)
Includes 620.9507 shares of restricted stock received under the Director Compensation Plan.

(4)
Includes (i) 3,844.79 shares held in a trust of which Mr. Ciccotello is trustee; (ii) 402 shares held jointly with his wife and (iii) 2,349.86 shares of restricted stock received under the Director Compensation Plan.

(5)
Includes (i) 2,000 shares held in the Catherine A. Lewis Trust U/A dtd 7/11/2013 of which Ms. Lewis is a trustee and (ii) 2,412.0559 shares of restricted stock received under the Director Compensation Plan.

(6)
Includes (i) 27,000.339 shares held jointly with his wife; and (ii) 2,570 shares held in accounts for spouse’s children, for which she is the custodian and for which Mr. Schulte disclaims beneficial ownership, (iii) 204,162 Class B Common Stock shares held by trust in which Mr. Schulte is the trustee, and (iv) 161,114 Class B Common Stock share held by a corporation which is controlled by Mr. Schulte.

As of April 7, 2022 based on filings made under Section 13(g) of the Exchange Act, there are no persons known by us to be beneficial owners of more than 5% of our outstanding voting securities (Common Stock and Class B Common Stock).
CorEnergy Infrastructure Trust | PROXY STATEMENT   34

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.
Management Agreement and Administrative Agreement
The Company was managed by Corridor, an asset manager specializing in financing the acquisition or development of infrastructure real property assets, until July 6, 2021. Corridor is located at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Under the Management Agreement, Corridor (i) provided us with suitable acquisition opportunities consistent with our investment policies and our objectives, (ii) was responsible for our day-to-day operations and (iii) performed such services and activities relating to our assets and operations as were appropriate. The Management Agreement in effect until February 3, 2021, did not have a specific term, and was amended with the First Amendment to the Management Agreement on February 4, 2021 (See “Internalization of the Manager” below).
The terms of the Management Agreement included a quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company’s Managed Assets as of the end of each quarter. For purposes of the Management Agreement, “Managed Assets” meant the total assets of the Company (including any securities receivables, other personal property or real property purchased with or attributable to any borrowed funds) minus (A) the initial invested value of all non-controlling interests, (B) the value of any hedged derivative assets, (C) any prepaid expenses, and (D) all of the accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. For purposes of the definition of Managed Assets, the Company’s securities portfolio were valued at then-current market value. For purposes of the definition of Managed Assets, other personal property and real property assets included real and other personal property owned and the assets of the Company invested, directly or indirectly, in equity interests in or loans secured by real estate or personal property (including acquisition-related costs and acquisition costs that may be allocated to intangibles or are unallocated), valued at the aggregate historical cost, before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves. In light of previous provisions for loan losses on certain of the Company’s energy infrastructure financing investments, Corridor voluntarily recommended, and the Company agreed, that effective on and after the Company’s March 31, 2016 balance sheet date, solely for the purpose of computing the value of the Company’s Managed Assets in calculating the quarterly management fee under the terms of the Management Agreement, that portion of the Management Fee attributable to such loans would be based on the estimated net realizable value of the loans, which shall not exceed the amount invested in the loans as of the end of the quarter for which the Management Fee is to be calculated.
The Management Agreement included a quarterly incentive fee of 10% of the increase in distributions paid over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also required at least half of any incentive fees to be reinvested in our Common Stock by Corridor’s employees and its affiliates, which had been accomplished every year to align the interests of management with our stockholders.
Under our Administrative Agreement, Corridor, as our administrator, performed (or oversaw or arranged for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services. For these services we paid our administrator a fee equal to 0.04% of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand.
Pursuant to the Management and Administrative Agreements, Corridor furnished us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Corridor was authorized to enter into agreements with third parties to provide such services. To the extent we request, Corridor would (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation
35   CorEnergy Infrastructure Trust | PROXY STATEMENT

of materials and reports for the Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors; and (iv) supervise any other aspect of our administration as may be agreed upon by us and Corridor. We agreed, pursuant to the Management Agreement, to reimburse Corridor for all out-of-pocket expenses incurred in providing the foregoing.
Internalization of Corridor
On February 4, 2021, pursuant to review and approval by the Special Committee of independent directors appointed for such purpose, the Company entered into a Contribution Agreement with the Contributors, and Corridor, the Company’s external manager. Consummation of the transaction contemplated in the Contribution Agreement resulted in the internalization of the Manager, which was approved by stockholders on June 29, 2021.
On June 29, 2021, the CorEnergy stockholders approved the internalization of the manager, Corridor InfraTrust Management, LLC. The Internalization transaction was completed on July 6, 2021. Pursuant to the Contribution Agreement, the Company issued to the Contributors (as defined below), based on each Contributor’s percentage ownership in Corridor, an aggregate of: (i) 1,153,846 shares of Common Stock, (ii) 683,761 shares of the newly created Class B Common Stock, and (iii)170,213 depositary shares of the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock (collectively, the “Internalization Consideration”). The Contributors were the managers of the Company's former manager Corridor InfraTrust Management, LLC which include: Richard C. Green, Rick Kreul, Rebecca M. Sandring,Sean DeGon, Jeff Teeven, Jeffrey E. Fulmer, David J. Schulte (as Trustee of the DJS Trust under Trust Agreement dated July 18, 2016), and Campbell Hamilton, Inc., which is an entity controlled by David J. Schulte. Mr. Schulte is a member of the Company's Board of Directors and is our President and Chief Executive Officer. Each of Rick Kreul, Sean DeGon and Jeff Teeven is an officer of the Company and each had an interest in Corridor. Each of Rebecca M. Sandring and Jeffrey E. Fulmer were executive officers of the Company at the time of the Internalization.
The directors and certain former executive officers of the Company had the following interests in the Internalization.
Director or Executive Officer	Percentage Interest of Internalization Consideration	Retention Bonus ($)
David J. Schulte	53.42%	$ 50,000
Rebecca M. Sandring	5.25%	150,000
Jeffrey E. Fulmer	8.08%	150,000
The Internalization transaction closed on July 6, 2021 and the Administrative Agreement was effectively terminated when Corridor was acquired by the Company. For the year ended December 31, 2021, the fees incurred include $1.0 million related to a transaction bonus outlined in the Contribution Agreement and $1.6 million for reimbursement of Corridor employee compensation and office related expenses under the First Amendment. The Company also reimbursed Corridor for approximately $50 thousand in legal fees incurred in connection with the Internalization and paid investment advisors $1.9 million in connection with the execution of the Contribution Agreement. During the fiscal year ended December 31, 2021, the Company also paid Corridor fees totaling $322 thousand pursuant to the Management Agreement and total fees of $13 thousand pursuant to the Administrative Agreement.
Transition Services Agreements
The subsidiaries of Crescent Midstream Holdings, LLC (“Crescent Midstream Holdings”) were formerly a part of Crimson prior to the Crimson Transaction. Prior to Crescent Midstream Holdings’ spin-off from Crimson, Crimson, or certain of its subsidiaries, provided various business services for Crescent Midstream Holdings and its subsidiaries. Effective February 4, 2021, Crimson, certain of Crimson’s subsidiaries or a combination thereof, entered into several transition services agreements (collectively, the “Transition Services Agreements” or “TSAs”) with Crescent Midstream Holdings to facilitate its transition to operating independently. Each of the TSAs are described in more detail below. Also effective February 4, 2021, Crimson and certain of its subsidiaries entered into an Assignment and Assumption Agreement to assign all of the TSAs to Crimson’s direct, wholly-owned TRS, Crimson Midstream I Corporation (“Crimson Midstream I”). Crimson and/or certain of its subsidiaries were reimbursed at a fixed fee of approximately $156 thousand per month for services provided
CorEnergy Infrastructure Trust | PROXY STATEMENT   36

under the TSAs, for which the billed amount is allocated 50.0 percent to Crescent Midstream, LLC (“Crescent Midstream”), a wholly-owned subsidiary of Crescent Midstream Holdings, and 50.0 percent to Crescent Louisiana Midstream, LLC (“CLM”), a 70.0 percent owned subsidiary of Crescent Midstream. The amounts billed to Crescent Midstream reduced a prepaid TSA liability on the Company’s books until such time as the TSA liability is reduced to zero. As of March 31, 2022, the prepaid TSA liability related to Crescent Midstream was $410 thousand and recorded in due to affiliated companies in the Consolidated Balance Sheets. For the year ended December 31, 2021 and the three months ended March 31, 2022, Crimson billed both Crescent Midstream and CLM $1.7 million, and $245 thousand, respectively for services provided under the TSAs.
As previously disclosed, John D. Grier, a director and Chief Operating Officer of the Company, together with the Grier Members, own an aggregate 50.62 percent equity interest in Crimson, which the Company has a right to acquire in the future, pursuant to the terms of the Membership Interest Purchase Agreement for the Crimson Transaction dated February 4, 2021, following receipt of California Public Utility Commission ("CPUC") approval for a change of control of Crimson’s CPUC regulated assets. The Grier Members also retain an aggregate 50.62 percent equity interest in Crescent Midstream Holdings, which they held prior to the Crimson Transaction.
Effective February 4, 2022, Crimson Midstream Operating entered into a services agreement (the “Services Agreement”) to provide administrative-related services to Crescent Midstream Holdings through February 3, 2023 or upon receipt of Crescent Midstream Holdings’ written notice to terminate the Services Agreement prior to February 3, 2023. Under the Services Agreement, Crimson and/or certain of its subsidiaries are reimbursed at a fixed fee of approximately $44 thousand per month.
Crimson Midstream Operating also entered into a transition services agreement (the “Control Center TSA”) with Crescent Midstream Holdings to provide certain customary control center services and field transition support services necessary to operate a pipeline system. The Control Center TSA expired on February 3, 2022. The Control Center TSA was assigned from Crimson Midstream Operating to Crimson Midstream I by the Assignment and Assumption Agreement discussed above.
Similarly, Crimson and Crescent Midstream Holdings entered into a transition services agreement (the “Employee TSA”) whereby an indirect, wholly-owned subsidiary of Crimson provided payroll, employee benefits and other related employment services to Crescent Midstream Holdings and its subsidiaries. Under the Employee TSA, Crimson’s indirect, wholly-owned subsidiary made available and assigned to Crescent Midstream Holdings and its subsidiaries certain employees to provide services primarily to Crescent Midstream Holdings and its subsidiaries. While the Employee TSA was in effect, Crescent Midstream Holdings was responsible for the daily supervision of and assignment of work to the employees providing services to Crescent Midstream Holdings and its subsidiaries. The Employee TSA concluded on February 3, 2022. Additionally, Crimson’s indirect, wholly-owned subsidiary entered into an Employee Sharing Agreement with Crimson Midstream I to make available all employees performing services under the Employee TSA to Crimson Midstream I. The Employee Sharing Agreement was effective beginning February 1, 2021. The Employee Sharing Agreement together with the Assignment and Assumption Agreement described above, effectively binds Crimson Midstream I to the terms of the Employee TSA in the same manner as Crimson’s indirect, wholly-owned subsidiary. For the year ended December 31, 2021 and the three months ended March 31, 2022, Crimson billed employee-related costs and benefits to Crescent Midstream and CLM totaling $7.9 million and $297 thousand, respectively.
Likewise, a transition services agreement (the “Insurance Coverage TSA”) was entered into between Crimson Midstream Operating, a wholly-owned subsidiary of Crimson, and Crescent Midstream Operating, LLC (“Crescent Midstream Operating”) (collectively, the “Insurance TSA Parties”). The Insurance Coverage TSA related to the remaining term of coverage on certain insurance policies which were shared by Crimson, certain of its subsidiaries (including Crimson Midstream Operating), Crescent Midstream Operating and certain other entities related to Crescent Midstream Operating (collectively, the “Insureds”). Under the Insurance Coverage TSA, the Insurance TSA Parties agreed to retain and maintain the certain insurance policies, and continue to split the premium payments among the Insureds in line with the historical practices prior to Crescent Midstream Holdings’ spin-off from Crimson. By entering into the Insurance Coverage TSA, the Insurance TSA Parties acknowledged that any claims made which result in a loss by one of the Insureds will erode and may exhaust the shared limits and/or aggregates stated in any of the certain insurance policies. Additionally, under the terms of the Insurance Coverage TSA, it was agreed that the Insurance TSA Party which was directly responsible for any incident that results in any loss of coverage under any of the certain shared insurance policies may be primarily financially responsible for such self-insurance and/or covering any increase in costs of the certain insurance policy that occurred as a result of such incident. The Insurance Coverage TSA expired on May 31, 2021, and simultaneously, the Company, Crimson, and certain other subsidiaries of the Company obtained alternative insurance coverage effective through May 31, 2022. As of March 31, 2022,
37   CorEnergy Infrastructure Trust | PROXY STATEMENT

there is no relationship between the insurance coverage of the Company and its subsidiaries and Crescent Midstream Operating and its subsidiaries.
Other Related Party Transactions
As of March 31, 2022, certain entities affiliated with John D. Grier (CLM, Crimson Renewable Energy, L.P. and Delta Trading, L.P.) owe Crimson and its subsidiaries $170 thousand. Mr. Grier directly or indirectly owns a 35.35% interest in CLM and owns 100% of both Crimson Renewable Energy, L.P. and Delta Trading, L.P. These balances primarily represent receivables related to payroll, employee benefits and other related employment services that are provided by certain subsidiaries of Crimson. As of March 31, 2022, Crimson and its subsidiaries owe Crescent Midstream $14 thousand, net. This balance represents amounts owed to Crescent Midstream as part of the common control transfer completed prior to the Crimson Transaction, partially offset by receivables related to payroll, employee benefits and other related employment services.
The Company incurred $416 thousand of expenses from Crescent Midstream for costs related to accounting and consulting services for the Crimson Transaction that it agreed to reimburse subsequent to the transaction closing, which reimbursement was paid during the three months ended June 30, 2021.
In addition, as a result of their ownership interests in Crimson prior to the Crimson Transaction, John D. Grier and the Grier Members collectively own:
■
1,650,245 Class A-1 Units that will become exchangeable for up to 1,755,579, of the Company’s depositary shares, each representing 1/100th of a share of the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock;

■
2,460,414 Class A-2 units that will become exchangeable for up to 8,762,158 additional shares of a new non-listed Class B Common Stock of the Company, and

■
2,450,142 Class A-3 Units that will become exchangeable for up to 2,450,142 shares of the newly non-listed Class B Common Stock.

The units in Crimson will become exchangeable for the respective Company securities upon approval of the Crimson Transaction by the California Public Utility Commission. Class B Common Stock will eventually be converted into the Common Stock of the Company (“Common Stock”) on the occurrence of the earlier of the following: (i) the occurrence of the third anniversary of the closing date of the Crimson Transaction or (ii) the satisfaction of certain conditions related to an increase in the relative dividend rate of the Common Stock.
Each of the transactions described above was also reviewed and approved by the Company’s Board of Directors in connection with its approval of the terms of the Crimson Transaction and related intercompany transactions and amounts involved in the separation of Crimson, on the one hand, and Crescent Midstream Holdings and its subsidiaries, on the other hand.
CorEnergy Infrastructure Trust | PROXY STATEMENT   38

STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of the Company or to a particular director. Communications should be addressed to the applicable director or directors, in care of the Secretary of the Company at its principal office at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. The Secretary will forward any communications received directly to the Board of Directors or the particular director, as applicable.
CODE OF ETHICS AND BUSINESS CONDUCT, OFFICERS CODE OF ETHICS AND CORPORATE GOVERNANCE POLICY
The Company has adopted a code of ethics and business conduct, a code of ethics which applies to the Company’s principal executive officer and principal financial officer and a corporate governance policy. Each is available on the Company’s website https://investors.corenergy.reit/governance/governance-documents or in print to any stockholder who requests it from the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
AVAILABILITY OF ANNUAL REPORT
The Company’s Annual Report includes its Annual Report on Form 10-K for the year ended December 31, 2021 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of the Company’s Common Stock or Class B Common Stock entitled to vote at the Annual Meeting of Stockholders. Such written request should be directed to the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).
HOUSEHOLDING OF PROXY MATERIALS
If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement (together, “proxy materials”). This practice is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy materials to your address. If you wish to revoke your consent to householding, or to request householding if you are receiving multiple copies of our proxy materials, you must contact your broker, bank or other nominee.
If you did not receive an individual copy of the proxy materials, you can obtain a copy by contacting the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2023 ANNUAL MEETING
Method for Including Proposals in the Company’s Proxy Statement.   Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be
39   CorEnergy Infrastructure Trust | PROXY STATEMENT

received by the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, not later than 5:00 p.m., Central Time on December 26, 2022. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
Other Proposals and Nominations.   If you want to nominate a director, or to have other business considered at the Company’s next annual meeting of stockholders outside of the process for having a proposal included in the Company’s proxy statement pursuant to SEC Rule 14a-8, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, at least 120 days (e.g., 5:00 P.M. Central Time on December 26, 2022), but no more than 150 days (e.g., 5:00 P.M. Central Time on November 26, 2022), prior to the anniversary of the date of mailing of the proxy materials for this year’s Annual Meeting (April 25, 2022); however, if we hold our 2023 annual meeting more than 30 days before or after the one-year anniversary of the date of this year’s Annual Meeting (May 25, 2022), we must receive the notice not earlier than the 150th day prior to the annual meeting date, and not later than the 120th day prior to the annual meeting date or the tenth day following the date on which we first publicly announce the date of the 2023 annual meeting. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws, including ownership of at least one percent (1%) of the Company’s outstanding shares for a minimum period of at least three years prior to the date of such proposal or nomination and through the date of the related annual meeting, and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the Company’s applicable Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 877-699-CORR (2677) or by writing the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.
By Order of the Board of Directors
Robert L Waldron
Chief Financial Officer & Secretary
CorEnergy Infrastructure Trust | PROXY STATEMENT   40

Appendix A
CORENERGY INFRASTRUCTURE TRUST, INC.
OMNIBUS EQUITY INCENTIVE PLAN
1.   Introduction.
1.1   General Purpose.   The name of this plan is the CorEnergy Infrastructure Trust, Inc. Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable CorEnergy Infrastructure Trust, Inc., a Maryland corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2   Eligible Award Recipients.   The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates; provided, however, Incentive Stock Options may only be granted to Employees.
1.3   Available Awards.   Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
1.4   Effective Date of Plan.   The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.
1.5   Termination or Suspension of the Plan.   The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any shares of Awards awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after the tenth anniversary of the Effective Date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 14.1. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
2.   Shares Subject to the Plan.
2.1   Subject to adjustment in accordance with Section 12, no more than 3,000,000 shares of Common Stock is available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
2.2   Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
2.3   Subject to adjustment in accordance with Section 12, no more than 3,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
2.4   The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $75,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
2.5   Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained in this Plan: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
2.6   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company
41   CorEnergy Infrastructure Trust | PROXY STATEMENT

combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
3.   Option Provisions.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Code §409A and the terms of such Option do not satisfy the requirements of Code §409A. The provisions of separate Options need not be identical, but each Option shall include (through incorporation in the Option Award Agreement or otherwise) the substance of each of the following provisions:
3.1   Term.   The Committee will determine the term of an Option granted under the Plan; provided, however, no Option shall be exercisable after the expiration of ten years from the Grant Date; and provided, further, no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the Grant Date.
3.2   Exercise Price.   The Exercise Price of each Option may never be less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date; provided, however, the Exercise Price of each Incentive Stock Option granted to a Ten Percent Shareholder may never be less than 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option on the Grant Date. Notwithstanding the foregoing, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code §409A or Code §424(a), as applicable.
3.3   Consideration.   The Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
3.4   Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a manner satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall be entitled to exercise the Option.
3.5   Transferability of a Non-qualified Stock Option.   A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a manner satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall be entitled to exercise the Option.
CorEnergy Infrastructure Trust | PROXY STATEMENT   42

3.6   Vesting of Options.   Each Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal; provided, that, each Option shall vest and therefore become exercisable no earlier than one year after the Grant Date. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
3.7   Termination of Continuous Service.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise the Optionholder’s Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise the Optionholder’s Option within the time specified in the Award Agreement or this Section 3.7, the Option shall terminate.
3.8   Extension of Termination Date.   An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 3.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
3.9   Disability of Optionholder.   Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in this Plan or in the Award Agreement, the Option shall terminate.
3.10   Death of Optionholder.   Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified in this Plan or in the Award Agreement, the Option shall terminate.
3.11   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the portions of the Incentive Stock Options that exceed such limit (according to the order in which the Incentive Stock Options were granted) shall be treated as Non-qualified Stock Options.
4.   Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 4, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
4.1   Grant Requirements for Related Rights.   Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
4.2   Term   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
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4.3   Vesting.   Each Stock Appreciation Right may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal, provided, that, each Stock Appreciation Right shall vest and therefore become exercisable no earlier than one year after the Grant Date. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
4.4   Exercise and Payment   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
4.5   Exercise Price   The Committee will determine the exercise price of a Free Standing Right; provided, however, the exercise price of a Free Standing Right intended to be exempt from Code §409A may never be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Free Standing Right. A Related Right granted simultaneously with or in conjunction with an Option shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option. Notwithstanding the foregoing, a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right exceeds the exercise price of the Stock Appreciation Right and no Related Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 4.1 are satisfied.
4.6   Reduction in the Underlying Option Shares   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
5.   Restricted Awards   A Restricted Award may, but need not, provide that it may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 5, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
5.1   Restricted Stock and Restricted Stock Units
(a)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an Award Agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award Agreement, the Participant generally has the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and applicable earnings, if any) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant has no right to such dividends.
(b)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be
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required to set aside funds for the payment of any such Award. A Participant has no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and applicable earnings, if any) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant has no right to such Dividend Equivalents.
5.2   Restrictions
(a)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)   Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c)   The Committee has the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
5.3   Restricted Period.   With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement, provided, that, the Restricted Period shall not end earlier than one year after the Grant Date.
5.4   Delivery of Restricted Stock and Settlement of Restricted Stock Units   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 5.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the applicable interest, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 5.1(b) and the applicable interest, if any, or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the applicable interest, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
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5.5   Stock Restrictions   Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
6.   Performance Share Awards   Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee has the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
7.   Other Equity-Based Awards and Cash Awards   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
8.   Securities Law Compliance.   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such manner and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.   Use of Proceeds from Stock.   Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise of Options, shall constitute general funds of the Company.
10. Administration.
10.1   Authority of Committee.   The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee has the authority:
(a)   to construe and interpret the Plan and apply its provisions;
(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)   to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)   from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)   to determine the number of shares of Common Stock to be made subject to each Award;
(h)   to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
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(j)   to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period and the number of Performance Shares earned by a Participant;
(k)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under the Participant’s Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)   to interpret, administer, reconcile any inconsistency in, correct any defect in or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)   to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
10.2   Committee Decisions Final.   All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
10.3   Delegation.   The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee has the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies of the minutes shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
10.4   Committee Composition.   Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board has discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing in this Plan shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
10.5   Indemnification.   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Company shall indemnify the Committee against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement
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of any such action, suit or proceeding (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
11.   Miscellaneous.
11.1   Acceleration of Exercisability and Vesting.   The Committee has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part of an Award vests in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
11.2   Shareholder Rights.   Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant satisfies all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.
11.3   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any instrument executed or Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee or Consultant with or without notice and with or without Cause or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
11.4   Transfer; Approved Leave of Absence.   For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Code §409A if the applicable Award is subject Code §409A.
11.5   Withholding Obligations.   Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by Applicable Laws to be withheld with respect to the Award. The obligations of the Company under the Plan are conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is paid pursuant to an Award, the Company has the right to deduct from the cash payment an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
12.   Adjustments Upon Changes in Stock.   In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to
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which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 2 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 12, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Code §424(h)(3) and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification of such Non-qualified Stock Options within the meaning of Code §409A. Any adjustments made under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13.   Effect of Change in Control.
13.1   The Committee may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Committee may set forth in the Award Agreement.
13.2   In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders such Awards, in cash or stock, or any combination cash or stock, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration.
13.3   If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its parent or subsidiary; or (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code §409A. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
14.   Amendment of the Plan and Awards.
14.1   Amendment of Plan.   The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock and Section 14.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
14.2   Shareholder Approval.   The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
14.3   Contemplated Amendments.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Code §409A and to bring the Plan and Awards granted under it into compliance with the applicable provisions of the Code.
14.4   No Impairment of Rights.   Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.5   Amendment of Awards.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
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15.   General Provisions.
15.1   Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.
15.2   Clawback.   Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time. In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the clawback policy. By accepting an Award, the Participant is agreeing to be bound by the clawback policy, as in effect or as may be adopted or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Laws or stock exchange listing requirements). No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
15.3   Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
15.4   Sub-Plans.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
15.5   Deferral of Awards.   The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
15.6   Unfunded Plan.   The Plan shall be unfunded. Neither the Company, the Board nor the Committee is required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
15.7   Recapitalizations.   Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.
15.8   Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time after exercise of the right. Subject to any obligations the Company may otherwise have pursuant to Applicable Laws, for purposes of this Plan, 60 days is considered a reasonable period of time.
15.9   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
15.10   Other Provisions.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
15.11   Code §409A.   The Plan is intended to either be exempt from Code §409A or comply with Code §409A to the extent the Plan is subject Code §409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and
CorEnergy Infrastructure Trust | PROXY STATEMENT   50

administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code §409A shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code §409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee guarantees that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code §409A, and in no event does either the Company or the Committee have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Code §409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
15.12   Disqualifying Dispositions.   Any Participant that makes a “disposition” (as defined in Code §424) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
15.13   Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 15.13, such provision to the extent possible shall be interpreted or deemed amended so as to avoid such conflict.
15.14   Beneficiary Designation.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
15.15   Expenses.   The costs of administering the Plan shall be paid by the Company.
15.16   Severability.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
15.17   Plan Headings.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions of this Plan.
15.18   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
15.19   Choice of Law.   The law of the State of Missouri shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
16.   Definitions.
“Affiliate” means Crimson Midstream Holdings, LLC, and any other corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.
51   CorEnergy Infrastructure Trust | PROXY STATEMENT

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 7 of the Plan.
“Cause” means:
With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:
(a)   If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained such agreement; or
(b)   If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a)   One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;
(b)   One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;
(c)   A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or
(d)   One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to the Code shall be deemed to include a reference to any applicable regulations promulgated thereunder.
“Committee” means the Compensation & Corporate Governance Committee, or any successor committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 10.
“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other substituted securities of the Company as may be designated by the Committee from time to time.
CorEnergy Infrastructure Trust | PROXY STATEMENT   52

“Company” means CorEnergy Infrastructure Trust, Inc., a Maryland corporation, and any successor.
“Consultant” means any person who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Code §409A, this sentence shall only be given effect to the extent consistent with Code §409A. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any approved leave of absence, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 5.1(b).
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 3.9, the term Disability shall have the meaning ascribed to it under Code §22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 3.9 within the meaning of Code §22(e)(3), the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 15.12.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Code §424. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Fair Market Value” as of any date means: (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; or (ii) if the Common Stock is not then listed on an established stock exchange or a national market system, the average of the highest reported bid and lowest reported asked prices for a share of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of the Common Stock in such market. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith in a manner consistent with Code §409A by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 4.
53   CorEnergy Infrastructure Trust | PROXY STATEMENT

“Good Reason” means, unless the applicable Award Agreement states otherwise:
(a)   If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained in such agreement; or
(b)   If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than 50 miles.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Code §422 and that meets the requirements set out in the Plan.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.
“Performance Share Award” means any Award granted pursuant to Section 6.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
CorEnergy Infrastructure Trust | PROXY STATEMENT   54

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this CorEnergy Infrastructure Trust, Inc. Omnibus Equity Incentive Plan, as amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 4.
“Restricted Award” means an Award of Restricted Stock or Restricted Stock Unit granted pursuant to Section 5.
“Restricted Period” has the meaning set forth in Section 5.
“Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time).
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 4 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 3.3.
“Substitute Award” has the meaning set forth in Section 2.6.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Code §424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 2.1.
*******
As adopted by the Board of Directors of CorEnergy Infrastructure Trust, Inc. on February 4, 2022.As approved by the shareholders of CorEnergy Infrastructure Trust, Inc. on                  , 20      .
55   CorEnergy Infrastructure Trust | PROXY STATEMENT

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D82232-P73285

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CORENERGY INFRASTRUCTURE TRUST, INC.

Nominees:	For	Against	Withhold
1a. Mr. Arkan Haile (2024)	☐	☐	☐
1b. Ms. Catherine A. Lewis (2025)	☐	☐	☐
1c. Mr. Conrad S. Ciccotello (2025)	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	For	Against	Abstain
2. To conduct a non-binding advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.	For	Against	Abstain
4. To approve the Omnibus Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5.	For	Against	Abstain
5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CORENERGY INFRASTRUCTURE TRUST, INC.1100 WALNUT STREET, SUITE 3350KANSAS CITY, MO 64106ATTN: DEBBIE HAGEN OR MATT KREPS SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time on May 24, 2022. Follow theinstructions to obtain your records and to create an electronic voting instructionform.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on May 24, 2022. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD82232-P73285For Against WithholdFor Against AbstainFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! !! ! !! ! !CORENERGY INFRASTRUCTURE TRUST, INC.1a. Mr. Arkan Haile (2024)1c. Mr. Conrad S. Ciccotello (2025)1b. Ms. Catherine A. Lewis (2025)1. To elect to our Board of Directors the following nomineesfor terms expiring at the 2024 or 2025 Annual Meeting(as indicated):2. To conduct a non-binding advisory vote to approveexecutive compensation.4. To approve the Omnibus Equity Incentive Plan.5. To ratify the appointment of Ernst & Young LLP as ourindependent registered public accounting firm for thefiscal year ending December 31, 2022.3. To conduct a non-binding advisory vote on thefrequency of holding future advisory votes toapprove executive compensation.Nominees:The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote FORproposal 2.The Board of Directors recommends you vote FORproposal 4.The Board of Directors recommends you vote FORproposal 5.The Board of Directors recommends you vote1 YEAR on proposal 3.! ! ! !1 Year 2 Years
3 Years Abstain NOTE: Such other business as may properly come before themeeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Yes NoPlease indicate if you plan to attend this meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D82233-P73285

CORENERGY INFRASTRUCTURE TRUST, INC.
Annual Meeting Of Shareholders
May 25, 2022 10:00 AM CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints David J. Schulte and Robert L Waldron as proxy, each with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CORENERGY INFRASTRUCTURE TRUST, INC. that the shareholder(s) is/ are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM CDT, on May 25, 2022, at 1100 Walnut Street, Kansas City, MO 64106 in the Emerald Room on the fourth floor, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side